Santander Consumer USA Holdings Inc. 2Q15 Company Update 07.30.2015

2IMPORTANT INFORMATION Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward- looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the SEC. Among the factors that could cause our financial performance to differ materially from that suggested by the forward-looking statements are: (a) we operate in a highly regulated industry and continually changing federal, state, and local laws and regulations could materially adversely affect our business; (b) adverse economic conditions in the United States and worldwide may negatively impact our results; (c) our business could suffer if our access to funding is reduced; (d) we face significant risks implementing our growth strategy, some of which are outside our control; (e) our agreement with FCA US LLC may not result in currently anticipated levels of growth and is subject to certain performance conditions that could result in termination of the agreement; (f) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (g) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (h) loss of our key management or other personnel, or an inability to attract such management and personnel, could negatively impact our business; (i) we are subject to certain regulations, including oversight by the Office of the Comptroller of the Currency, the CFPB, the European Central Bank, and the Federal Reserve, which oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (j) future changes in our relationship with Santander could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. New factors emerge from time to time, and management cannot assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

3 SECOND QUARTER HIGHLIGHTS

2Q15: HIGHLIGHTS

4

Robust Financial Performance

- **Q2 2015 net income of $285.5 million, or $0.79 per diluted common share**, resulting in ROE and ROA of 28.2% and 3.2%, respectively
  - QoQ decrease in net income given provision timing, offset by gains on asset sales
  - YoY increase attributable to growth in average portfolio
- Net finance and other interest income increased 16% to $1.3 billion, driven by a 20% year-over-year growth in the average portfolio
- **Strong capital base**, TCE/TA of 11.5%
  - Retention of additional capital leading to a lower ROE

Quality Originations & Asset Sales

- **Total originations and asset sales of $7.6 billion and $2.8 billion, respectively**
- **Strong demand for assets originated by SCUSA, including:**
  - $995 million in sales through monthly flow programs
  - $756 million[2] lease sale
  - Prime asset sale of $253 million through a new relationship
- Bankruptcy and deficiency sales of charged-off assets realizing $66 million in proceeds

Serviced for Others Platform

- Q2 2015 servicing fee income of $28 million, driven by the **growth in the portfolio of loans and leases serviced for others to $13.1 billion**
- Remain focused on optimizing mix between higher margin retained versus sold assets serviced for others
- Total operating expenses up 20% to $253.4 million YoY driven by a **30% growth in average managed assets**
  - Seasonally lower in the first half of the year; typical seasonal increase expected in the second half
  - Expense ratio of 2.1%

Stable Credit Performance

- **Current portfolio performance in line with expectations and consistent with retained mix and typical seasonal patterns**
- Net charge-off ratio of 5.3%, positively impacted by asset and deficiency sales; excluding sales, credit performance is slightly better year over year
  - Seasonally lower in the first half of the year; typical seasonal increase expected in the second half
- Allowance ratio[1] of 12.4%, primarily driven by seasonality
  - YoY increase driven by larger held for sale portfolio removing lower coverage assets from calculation
  - **Stable balance among balance sheet, provision, loss and yield**

Capital Markets Expertise

- **Continued access to liquidity across multiple sources demonstrating quality of the platform (largest volume retail auto issuer since 2010[3])**
- $2.7 billion in total transactions from SDART securitization platform[4]
- $1.1 billion transaction from DRIVE securitization platform[5]
- $732 million transaction from CCART securitization platform
- $1.5 billion of advances on new and existing private term amortizing and revolving facilities

Sound Risk Management & Compliance

- Focused on **balance sheet optimization, risk-adjusted returns and performance through cycles**
- Leveraging history of big bank ownership and compliance culture
  - **Dynamic regulatory environment creating barrier to entry benefiting stronger industry players**
  - Resources committed to meet regulatory expectations
  - Enhanced three lines of defense framework

[1] Allowance ratio excludes purchased receivables portfolio and finance receivables held for sale
[2] Depreciated net capitalized cost
[3] As of June 2015
[4] Net bonds sold of $2.4 billion
[5] Net bonds sold of $1.0 billion

Santander CONSUMER USA

2Q15: OPERATING METRICS AND DRIVERS

5

	Three Months Ended				
	June 30, 2015	March 31, 2015	June 30, 2014	2Q15 vs. 1Q15	2Q15 vs. 2Q14
Yield on Earning Assets[1] (%)	15.6%	15.2%	16.0%	42 bps	(42) bps
Cost of Debt (%)	2.0%	2.1%	2.0%	(7) bps	2 bps
Net Interest Margin[1] (%)	13.9%	13.4%	14.3%	49 bps	(39) bps
Expense Ratio[2] (%)	2.1%	2.2%	2.3%	(8) bps	(17) bps
Return on Average Assets (%)	3.2%	3.5%	3.4%	(22) bps	(12) bps
Return on Average Equity (%)	28.2%	31.2%	33.0%	(308) bps	(484) bps
Retail Installment Contracts Average APR[3] (%)	16.9%	16.6%	16.3%	26 bps	56 bps
Diluted EPS ($)	$0.79	$0.81	$0.69	$(0.02)	$0.10

	End of Period				
	June 30, 2015	March 31, 2015	June 30, 2014	2Q15 vs. 1Q15	2Q15 vs. 2Q14
Tangible Common Equity to Tangible Assets[4] (%)	11.5%	10.8%	10.0%	69 bps	142 bps

Finance and Other Interest Income

- Yield and NIM up QoQ due to mix of retained portfolio toward higher margin assets as evidenced by the increase in average APR on retail installment contracts to 16.9%
- YoY decrease in yield and NIM primarily driven by growth in leases and personal installment loans as a percentage of the portfolio

Expenses

- Lower expenses in the first half of the year due to better credit performance, expecting seasonal increase in the second half
- 20% YoY increase driven by 30% growth in average managed assets

Profit

- Driven by provision timing due to retained volume and mix towards higher margin assets, offset by gains on asset sales in the quarter
- YoY increase driven by growth in average portfolio

Capital

- Retention of additional capital leading to increased TCE/TA ratio and lower ROE compared to prior quarter and Q2 2014

[1] As defined in public filings
[2] Expense ratio is defined as the ratio of Operating expenses to Average managed assets
[3] Retained portfolio only
[4] Non-GAAP measure; see reconciliation in Appendix

Santander CONSUMER USA

2Q15: CREDIT METRICS AND DRIVERS

6

	Three Months Ended (Dollars in Thousands)				
	June 30, 2015	March 31, 2015	June 30, 2014	2Q15 vs. 1Q15	2Q15 vs. 2Q14
Net Charge-Offs ($)	$398,872	$474,775	$379,094	$(75,903)	$19,778
Net Charge-Off Ratio (%)	5.3%	6.7%	5.8%	(136) bps	(46) bps
Provision for Credit Losses ($)	$738,735	$605,981	$589,136	$132,754	$149,599

	End of Period				
	June 30, 2015	March 31, 2015	June 30, 2014	2Q15 vs. 1Q15	2Q15 vs. 2Q14
Delinquency Ratio (%)	3.6%	3.2%	3.8%	41 bps	(21) bps
Credit Loss Allowance[1] ($)	$3,530,919	$3,191,902	$2,882,464	$339,017	$648,455
Allowance Ratio[1] (%)	12.4%	11.5%	11.4%	93 bps	95 bps

Net Charge-Offs

- Net charge-offs and ratio down seasonally QoQ as losses tend to trail delinquencies; positively impacted by asset and deficiency sales
- Excluding sales, YoY credit performance is stable

Delinquency

- Slight increase in QoQ delinquencies expected given portfolio seasonal trends
- YoY decrease due to better performing loans despite a higher margin portfolio

Provisions

- QoQ provision increase of $133 million driven by seasonality of the forward-looking model from second quarter than from first
- YoY increase driven by 34% increase in retained volume[2] as well as the mix of higher margin retained assets (reflected in slide 22)

Allowance Ratio

- QoQ increase driven by seasonality
- YoY increase driven primarily by increase in held for sale portfolio leading to lower coverage assets being removed from allowance calculation, as well as a shift in portfolio mix towards higher margin assets

[1] Excludes purchased receivables portfolios and finance receivables held for sale
[2] Excluding lease

Santander CONSUMER USA

7 BUSINESS AND STRATEGY

ENHANCED GOVERNANCE STRUCTURE

8

Executive Leadership Continuity

- Jason Kulas, former President and Chief Financial Officer, appointed Chief Executive Officer
- Jason Grubb, Chief Operating Officer of Originations, appointed President
- Jennifer Davis, Chief Accounting Officer, appointed to serve as Interim Chief Financial Officer

New Board of Directors Elected[1]

Blythe Masters* – Chair (Independent)

Eldridge Burns – Secretary

- Jason Kulas*
- Stephen Ferriss (Independent)
- Jose Garcia Cantera*
- Thomas Dundon
- Victor Hill*
- Monica Lopez-Monis Gallego*
- Javier Maldonado*
- Robert McCarthy* (Independent)
- Gerald Plush
- William Rainer* (Independent)
- Wolfgang Schoellkopf (Independent)
- Heidi Ueberroth (Independent)

After Thomas Dundon's decision to step down as Chairman and CEO in early July, SCUSA's Board of Directors selected Jason Kulas to replace him as CEO, in line with SCUSA's previously approved succession plans.

[1] As of July 15, 2015 annual shareholders meeting
* Denotes new board member

Santander CONSUMER USA

9 SCUSA's fundamentals are strong, and the Company is focused on maintaining disciplined underwriting standards to deliver strong returns, robust profitability and value to its shareholders 1 As of June 30, 2015. On July 3, 2015, SHUSA elected to exercise the right to purchase shares of SCUSA common stock owned by DDFS LLC, an entity owned by former Chairman and Chief Executive Officer, Tom Dundon, subject to regulatory approval and applicable law 2 Chrysler Capital is a dba of SCUSA ▪ Santander Consumer USA Holdings Inc. (NYSE:SC) ("SCUSA") is approximately 59.0% owned by Santander Holdings USA, Inc., a wholly-owned subsidiary of Banco Santander, S.A. (NYSE:SAN)1 ▪ SCUSA is a full-service, technology-driven consumer finance company focused on consumer lending, and third-party servicing ▪ Historically focused on nonprime markets; established and continued presence in prime and lease ▪ Approximately 4,900 full-time, 400 part-time and 900 vendor-based employees across multiple locations in the U.S. and the Caribbean Overview ▪ Our strategy is to continue leveraging our efficient, scalable infrastructure and data to underwrite, originate and service profitable assets ▪ Focus on optimizing the mix of retained assets vs. assets sold and serviced for others ▪ Continued presence in prime markets through Chrysler Capital2 ▪ Efficient funding through third parties and Santander ▪ Continued focus on compliance excellence Strategy SCUSA

10 ▪ Originate loans through select independent dealers and OEMs, and leases through FCA US LLC ("Chrysler") ▪ Substantial dealer network throughout the United States ▪ Originate and refinance loans via SCUSA's branded tech-enabled platform, RoadLoans.com Vehicle Finance Direct Auto Finance Indirect Auto Finance and OEM Relationships ▪ Finance third-party receivables for revolving and installment consumer products Personal Lending ▪ Proprietary systems leverage SCUSA's robust database and knowledge of consumer behavior across the full credit spectrum, and enables SCUSA to effectively price, manage and monitor risk ▪ Scalability evidenced by acquisitions and/or conversions and originations of more than $115 billion of assets since 2008 ▪ Capital-light, higher-ROE serviced for others platform Origination & Servicing Platforms SCUSA TODAY

11

CHRYSLER CAPITAL

Chrysler Capital Overview

- 10-year private-label agreement, effective May 1, 2013
- Substantial dealer network in the U.S.
- Products include: retail loans, lease and dealer lending

Chrysler Relationship Highlights

- Chrysler subvention dollars enhance access to prime and nonprime customers
- Ability to sell higher quality loans with lower margins and retain servicing increases servicing revenue
- Residual risk-sharing agreement with Chrysler for leases

The optimal success, per the terms of the agreement between Chrysler and SCUSA, is dependent upon the ability of both parties to meet and uphold certain agreed-upon standards

Chrysler interfaces with SCUSA in a manner consistent with comparable OEMs' treatment of their captive finance providers



Chrysler Sales [1]
(units in millions)
14% CAGR
1.1
1.4
1.7
1.8
2.1
2010
2011
2012
2013
2014

SCUSA attempts to meet penetration and approval rate targets, and maintains service-level standards

Since its May 1, 2013, launch, Chrysler Capital has originated approximately $24.4 billion in retail loans and $9.4 billion in leases, and facilitated the origination of approximately $3.0 billion in leases and dealer loans for an affiliate[2]

[1] Company filings; total sales
[2] As of June 30, 2015

Santander CONSUMER USA

12SERVICED FOR OTHERS (SFO) STRATEGY Runoff Over Period Asset Sales 18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 $ (M illi on s) 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Runoff Ending Balance $13,121 $4,537 $1,686 $1,753 $2,431 $1,137 $1,480 $2,772 $2,675 SFO Composition at 6/30/15 Retail Installment 62% Leases 29% RV/Marine 9% Total 100% 103% CAGR ▪ In addition to SCUSA's strategy to optimize retained balance sheet assets, the Company continues to develop a higher- ROE, capital-light serviced for others platform, leading to a stable fee income stream ▪ Servicing fee income in Q2 2015 increased to $28.0 million from $4.5 million in Q4 2013 1 Runoff over period includes assets that have charged off, prepaid, paid off, etc. from 12/31/2013 to 06/30/2015 1 Highlights

13 Gross Outstanding Balances ($ in billions) Revolving Installment Total Adjusted Yield (Right Axis) Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 39.7% 33.2% 30.2% 30.9% 29.4% 1 Defined as personal lending interest income and fees, commissions and other to average gross personal loans 2 FICO at time of application Revolving2 592 589 585 582 577 Installment 679 678 680 672 678 1 FICO Adjusted yields are strong and reflect mix shift 57% 41% 62% 72% 63% 43% 59% 38% 28% 37% $2.3 $2.1 $2.1 $1.4 $1.6 PERSONAL LENDING

14 The Company leverages history of big bank ownership and compliance culture Compliance Culture Governance Technology Compliance Staffing and Training Complaints Monitoring and Testing Policies and Procedures ▪ CEO tone from the top ▪ Bank-affiliated for 15 years ▪ Three lines of defense ▪ Compliance involved at all levels ▪ Integrated into risk framework ▪ Updated annually and located in centralized intranet for ease of associate access ▪ Compliance monitoring and testing based on Comprehensive Risk Assessments ▪ Escalated complaint process ▪ Expansion of vendor oversight ▪ Dedicated regulatory liaison team ▪ Mandatory annual regulatory training delivered to all associates, management and the Board ▪ Technology enhances ability to adhere to various state and federal regulations KEY COMPLIANCE PROGRAM ELEMENTS

15 RESULTS

16 $211 $202 $230 $245 $253 Expenses and Expense Ratio ($ in millions) Income ($ in millions) ▪ Q2 2015 net income of $285.5 million, representing 16% year-over-year growth ▪ $0.79 per diluted common share and ROE and ROA of 28.2% and 3.2%, respectively ▪ Q2 2015 net finance and other interest income increased $176 million or 16% from Q2 2014, driven by the 20% year- over-year increase in the average portfolio ▪ SCUSA continues to demonstrate disciplined expense management, evidencing continued ability to scale despite increases in regulatory and compliance costs ▪ Total operating expenses increased 20% to $253 million in Q2 2015 from Q2 2014 driven by a 30% year-over-year growth in average managed assets Highlights Net Finance and Other Interest Income Net Income Net Interest Margin Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 $1,076 $1,114 $1,073 $1,148 $1,251 $246 $191 $247 $289 $285 14.3% 14.1% 13.1% 13.4% 13.9% Average Managed Assets Operating Expenses Expense Ratio Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 $37,152 $40,397 $42,676 $44,782 $48,113 2.3% 2.0% 2.2% 2.2% 2.1% INCOME & OPERATING EXPENSES

17 Provision Expense and Net Charge-offs ($ in millions)Delinquency Trends 31-60 Day Delinquency 61+ Day Delinquency Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 7.8% 8.5% 9.0% 6.6% 7.3% 3.8% 4.1% 4.5% 3.2% 3.6% Provision Expense Net Charge-offs Net Charge-off Ratio Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 $589 $770 $560 $606 $739 $379 $565 $591 $475 $399 5.8% 8.4% 8.6% 6.7% 5.3% ▪ Consistent with expected seasonal patterns, the net charge-off ratio in Q2 2015 decreased from the previous quarter ▪ Net charge-off ratio of 5.3% in Q2 2015 decreased from 5.8% in the prior year second quarter driven primarily by a positive impact from bankruptcy sales ▪ Provision expense increased quarter-over-quarter primarily due to seasonality of the forward-looking model capturing seasonally worse performance looking forward from second quarter than from first, as well as higher retained asset balances and the mix of retained assets during the quarter ▪ Year-over-year increase driven by higher asset balances as well as the mix of retained assets Highlights CREDIT

18

ORIGINATION TRENDS

Originations
(in millions)

	Three Months Ended		
	June 30, 2014	March 31, 2015	June 30, 2015
Retail Installment Contracts	$ 4,527	$ 5,596	$ 5,693
Personal Loans	263	166	258
Receivables from Dealers	18	—	—
Leases[2]	1,296	1,186	1,432
Subtotal - SCUSA	$ 6,104	$ 6,948	$ 7,383
Originations for an affiliate	595	404	229
Total Originations	**$ 6,699**	**$ 7,352**	**$ 7,612**

Total Serviced Portfolio[1]
(in millions)



27%
$37,087
$7,977
$29,110
$44,310
$11,221
$33,089
$47,201
$13,121
$34,080
June 30, 2014
March 31, 2015
June 30, 2015
Owned and Serviced
Serviced for Others

SCUSA retains servicing on loans sold to third parties and affiliates or facilitated for affiliates, through bulk sales, flow programs and securitizations[3]

Highlights

- Produced strong originations during Q2 2015, originating and facilitating the origination of $7.6 billion in loans and leases
- Consistent with capital-light, higher ROE servicing strategy, the serviced for others portfolio grew 17% from prior quarter, driven by $995 million in monthly retail loan flow sales, a lease sale of $756 million[4], a $253 million prime asset sale and a $732 million CCART transaction

[1] Unpaid principal balance; does not include loans owned by SCUSA serviced by others
[2] Includes capital leases
[3] Securitizations sold through the residual are accounted for as sales
[4] Depreciated net capitalized cost

Santander CONSUMER USA

FUNDING & LIQUIDITY

19

Diverse Funding Sources
($ in billions)


Committed
Utilized
Committed
Utilized
$34.6
11.8
6.2
11.8
4.8
$29.7
11.8
6.2
7.3
4.4
$36.7
13.6
6.8
11.6
4.8
$30.6
13.6
6.8
6.0
4.3
March 31, 2015
June 30, 2015
Santander and Related Subsidiaries
Third-Party Revolving
Privately Issued Amortizing Notes
Public Securitizations

Efficient ABS Platforms

- 75 primary issuances historically[1]
- Largest volume retail auto issuer since 2010[2]
- SCUSA-issued bonds have consistently performed through cycles

Residual Interest Retained (SC retains first loss position)

Santander Drive Auto Receivables Trust (SDART) - ~590 weighted average FICO[3].

DRIVE - Re-launched platform in 1Q15 to further diversify funding sources and to accommodate strong investor demand. Assets historically funded via warehouses/term amortizing facilities. ~550 weighted average FICO.

Residual Interest Sold

Chrysler Capital Auto Receivables Trust (CCART) - Designed to efficiently fund Chrysler near-prime assets. SCUSA continues to service these assets earning stable servicing fee income. ~705 weighted average FICO.

Balance Sheet Transactions

- SDART Platform - $2.7 billion[4]
- DRIVE 2015-B - $1.1 billion[5]
- $1.5 billion of advances on new and existing private term amortizing and revolving facilities

Sold and Serviced for Others

- Flow Programs - $995 million[6]
- Lease Sale - $756 million[7]
- CCART 2015-A - $732 million
- Prime Loan Sale - $253 million
- Bankruptcy Sales - $66 million in proceeds

[1] Includes both SEC registered and 144A
[2] As of June 2015
[3] Reflects weighted average FICO of more recent transactions
[4] Net bonds sold of $2.4 billion
[5] Net bonds sold of $1.0 billion
[6] Monthly retail loan flow programs
[7] Depreciated net capitalized cost

Santander
CONSUMER USA

20 APPENDIX FINANCIAL AND SUPPLEMENTAL INFORMATION

21 Other Subsidiaries 100% Ownership Santander Holdings USA, Inc. ("SHUSA") 59.0% Ownership2 Santander Consumer USA Holdings Inc. ("SCUSA") Santander Bank, N.A. Other Subsidiaries 9.8% Ownership (11.3% Beneficial Ownership)2 DDFS LLC and Tom Dundon 0.1% Ownership (0.4% Beneficial Ownership)1 31.1% Ownership Other Management Public Shareholders **Ownership percentages are approximates as of June 30, 2015 1 Beneficial ownership includes options currently exercisable or exercisable within 60 days of June 30, 2015 2 On July 3, 2015, SHUSA elected to exercise the right to purchase shares of SCUSA common stock owned by DDFS LLC, an entity owned by former Chairman and Chief Executive Officer, Thomas Dundon, subject to regulatory approval and applicable law Banco Santander, S.A. Spain COMPANY ORGANIZATION

22 1 Held for investment; excludes prime assets held for sale ($1.6 billion retail installment contracts held for sale as of June 30, 2015); percentages may not sum to 100% due to rounding Retail Installment Contracts1 Personal Loans Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 40 35 30 25 20 15 10 >640 639-600 599-540 <540 FICO 20.6% 20.3% 32.3% 26.7% 19.2% 20.7% 33.2% 26.9% 20.5% 20.5% 32.6% 26.4% 17.2% 20.5% 34.2% 28.1% 14.7% 20.5% 35.8% 29.0% Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 60 50 40 30 20 10 0 >640 639-600 599-540 <540 FICO 45.6% 23.1% 21.3% 10.0% 54.0% 22.1% 20.7% 3.2% 55.2% 21.4% 20.1% 3.3% 56.5% 21.1% 19.2% 3.2% 56.6% 21.4% 18.7% 3.3% CREDIT PROFILES 2015 mix shift toward higher margin assets in sub-600 FICO retail installment contract buckets, consistent with balance sheet optimization strategy. Higher margin assets require more upfront provision, but are critical to long-term profitability.

LOAN LOSS ALLOWANCE - Q2 2015

23

Q2 Allowance Walk
($ in millions)

		EOP Gross Unpaid Principal Balance	% UPB	Allowance	Coverage
Total Company excluding operating lease & purchased receivables portfolios	Beginning of Period Q2	27,868.5		3,191.9	11.5%
Individually acquired retail installment contracts	Beginning of Period Q2	25,507.0	91.5%	2,822.7	11.1%
	New Originations in Q2, net of sales[1]	3,998.6		347.9	8.7%
	Sold & Held For Sale[2]	(1,104.5)		(85.9)	7.8%
	Net Liquidations[3]	(2,373.4)		(100.4)	4.2%
Seasonality, Performance & Model Inputs →	Other	-		145.3	
	End of Period Q2	26,027.7	91.3%	3,129.6	12.0%
Receivables from dealers	Beginning of Period Q2	102.4	0.4%	1.1	1.1%
	End of Period Q2	91.6	0.3%	1.0	1.1%
Personal loans	Beginning of Period Q2	2,115.5	7.6%	352.9	16.7%
	End of Period Q2	2,261.7	7.9%	384.7	17.0%
Capital leases	Beginning of Period Q2	143.6	0.5%	15.2	10.6%
	End of Period Q2	126.0	0.4%	15.6	12.4%
Total Company excluding operating lease & purchased receivables portfolios	End of Period Q2[1]	28,507.0		3,530.9	12.4%

[1] Quarter-end balance of loans originated during the quarter; the initial coverage for new loans is lower than the overall portfolio as the loans have not yet seasoned and developed delinquency
[2] Held for sale as of June 30 includes $782 million of loans associated with the SDART residual sale, which settled on July 6. These loans are more seasoned than SCUSA's historical held-for-sale portfolio
[3] Includes performing loan paydowns, which may not significantly alter future unit loss forecast

Santander CONSUMER USA

24 (units in millions) Consumer Sentiment Index1 Motor Vehicle Sales1 100 90 80 70 60 50 Ju n-0 7 De c-0 7 Ju n-0 8 De c-0 8 Ju n-0 9 De c-0 9 Ju n-1 0 De c-1 0 Ju n-1 1 De c-1 1 Ju n-1 2 De c-1 2 Ju n-1 3 De c-1 3 Ju n-1 4 De c-1 4 Ju n-1 5 HIGH, 98.1 LOW, 55.3 18 16 14 12 10 8 6 Ju n-0 7 De c-0 7 Ju n-0 8 De c-0 8 Ju n-0 9 De c-0 9 Ju n-1 0 De c-1 0 Ju n-1 1 De c-1 1 Ju n-1 2 De c-1 2 Ju n-1 3 De c-1 3 Ju n-1 4 De c-1 4 Ju n-1 5 HIGH, 17.7 AVERAGE, 13.9 LOW, 9.0 AVERAGE, 74.3 ▪ Consumer sentiment up 3.3% quarter over quarter and up 16.5% year over year ▪ Consumer demand for motor vehicles has remained high 1Source: Bloomberg June 30, 2015 ECONOMIC INDICATORS

25 (units in millions) Manheim Index1 60+ Day Delinquency Rates3 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels 2 On a mix-, mileage-, and seasonally-adjusted basis 3 Standard & Poor’s Ratings Services (ABS Auto Trust Data – two month lag on data) • Wholesale used vehicle prices2 rose 0.1% in June • Year over year, the Manheim Index is down 0.1% Prime (left scale) Subprime (right scale) 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 6 5 4 3 2 1 Ap r-0 7 Oc t-0 7 Ap r-0 8 Oc t-0 8 Ap r-0 9 Oc t-0 9 Ap r-1 0 Oc t-1 0 Ap r-1 1 Oc t-1 1 Ap r-1 2 Oc t-1 2 Ap r-1 3 Oc t-1 3 Ap r-1 4 Oc t-1 4 Ap r-1 5 130 125 120 115 Ju n-1 1 De c-1 1 Ju n-1 2 De c-1 2 Ju n-1 3 De c-1 3 Ju n-1 4 De c-1 4 Ju n-1 5 Source: Bloomberg 6/2015 123.9 Net Loss Rates3 Prime (left scale) Subprime (right scale) 2.5 2.0 1.5 1.0 0.5 0.0 14 12 10 8 6 4 2 0 Ap r-0 7 Oc t-0 7 Ap r-0 8 Oc t-0 8 Ap r-0 9 Oc t-0 9 Ap r-1 0 Oc t-1 0 Ap r-1 1 Oc t-1 1 Ap r-1 2 Oc t-1 2 Ap r-1 3 Oc t-1 3 Ap r-1 4 Oc t-1 4 Ap r-1 5 CONSUMER FINANCE ENVIRONMENT

26 (Unaudited, dollars in thousands, except per share amounts) June 30, 2015 December 31, 2014 Assets Cash and cash equivalents $ 28,886 $ 33,157 Finance receivables held for sale 1,570,416 46,585 Finance receivables held for investment, net 24,778,311 23,915,551 Restricted cash 3,086,229 1,920,857 Accrued interest receivable 394,970 364,676 Leased vehicles, net 5,189,904 4,862,783 Furniture and equipment, net 50,786 41,218 Federal, state and other income taxes receivable 234,944 502,035 Related party tax receivable — 459 Deferred tax asset 5,152 21,244 Goodwill 74,056 74,056 Intangible assets, net 53,642 53,682 Due from affiliates 86,268 102,457 Other assets 486,355 403,416 Total assets $ 36,039,919 $ 32,342,176 Liabilities and Equity Liabilities: Notes payable — credit facilities $ 6,012,337 $ 6,402,327 Notes payable — secured structured financings 20,340,365 17,718,974 Notes payable — related party 4,260,000 3,690,000 Accrued interest payable 21,805 17,432 Accounts payable and accrued expenses 395,990 315,130 Federal, state and other income taxes payable 1,268 319 Deferred tax liabilities, net 556,013 492,303 Due to affiliates 47,295 48,688 Other liabilities 159,396 98,654 Total liabilities 31,794,469 28,783,827 Equity: Common stock, $0.01 par value 3,578 3,490 Additional paid-in capital 1,682,097 1,560,519 Accumulated other comprehensive income (loss), net (5,726) 3,553 Retained earnings 2,565,501 1,990,787 Total stockholders’ equity 4,245,450 3,558,349 Total liabilities and equity $ 36,039,919 $ 32,342,176 CONSOLIDATED BALANCE SHEET

27 For the Three Months Ended (Unaudited, dollars in thousands, except per share amounts) June 30,2015 June 30, 2014 Interest on finance receivables and loans $ 1,321,245 $ 1,163,448 Leased vehicle income 355,137 218,938 Other finance and interest income 6,738 874 Total finance and other interest income 1,683,120 1,383,260 Interest expense 150,622 128,314 Leased vehicle expense 281,118 179,135 Net finance and other interest income 1,251,380 1,075,811 Provision for credit losses 738,735 589,136 Net finance and other interest income after provision for credit losses 512,645 486,675 Profit sharing 21,501 24,056 Net finance and other interest income after provision for credit losses and profit sharing 491,144 462,619 Investment gains, net 86,667 21,602 Servicing fee income 28,043 22,099 Fees, commissions, and other 94,268 95,030 Total other income 208,978 138,731 Salary and benefits expense 110,973 93,689 Repossession expense 55,470 45,648 Other operating costs 86,985 71,889 Total operating expenses 253,428 211,226 Income before income taxes 446,694 390,124 Income tax expense 161,230 143,643 Net income $ 285,464 $ 246,481 Net income per common share (basic) $ 0.80 $ 0.71 Net income per common share (diluted) $ 0.79 $ 0.69 Weighted average common shares (basic) 355,091,818 348,826,897 Weighted average common shares (diluted) 359,193,738 356,381,921 CONSOLIDATED INCOME STATEMENT

28 (Dollars in thousands, except per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 June 30, 2014 Total equity $ 4,245,450 $ 3,850,481 $ 3,558,349 $ 3,303,213 $ 3,102,258 Deduct: Goodwill and intangibles 127,698 127,646 127,738 127,991 127,693 Tangible common equity $ 4,117,752 $ 3,722,835 $ 3,430,611 $ 3,175,222 $ 2,974,565 Total assets $ 36,039,919 $ 34,665,571 $ 32,342,176 $ 30,641,292 $ 29,732,396 Deduct: Goodwill and intangibles 127,698 127,646 127,738 127,991 127,693 Tangible assets $ 35,912,221 $ 34,537,925 $ 32,214,438 $ 30,513,301 $ 29,604,703 Equity to assets ratio 11.8% 11.1% 11.0% 10.8% 10.4% Tangible common equity to tangible assets 11.5% 10.8% 10.6% 10.4% 10.0% RECONCILIATION OF NON-GAAP MEASURES